UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

HHG CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HHG CAPITAL CORPORATION

1 Commonwealth Lane

#03-20, Singapore, 149544

September 5, 2023

Dear Shareholders:

On behalf of the Board of Directors of HHG Capital Corporation (the “Company” or “we”), I invite you to attend our Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR and via video conference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/j/92796414067

Conference ID: 927 9641 4067

On:	September 21, 2023
Time:	10 a.m. local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 will be first mailed to our shareholders on or about September 8, 2023.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to

(i) A proposal to amend (the “Charter Amendment”) the Company’s third amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one month (1) each time from September 23, 2023 (the “Current Termination Date”) to September 23, 2024 (the termination date as so extended, the “Extended Termination Date”);

(ii) A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 20, 2021, by and between the Company and American Stock Transfer & Trust Company (the “Trustee”), as amended, to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 by depositing into the trust account $0.0333 for each issued and outstanding Company ordinary share issued in the IPO held by shareholders who did not enter into the Waiver Agreement (as defined below) (each, a “non-waiving Public Share”) that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) (the “Extension Payment”) for each one-month extension in the event the Company has not consummated a business combination by the Extended Termination Date;

(iii) A proposal to amend the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Proposal”);

(iv) A proposal to elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death;

(v) A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (“Auditor Ratification”); and

(vi) To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

At the annual meeting of shareholders held on September 19, 2022, the Company’s shareholders approved and adopted the third amended and restated memorandum and articles of association and approved an amendment to the Investment Management Trust Agreement with American Stock Transfer & Trust Company, dated September 2, 2021, giving the Company the right to extend the date by which the Company has to consummate a business combination twelve (12) times for a period of twelve (12) months from September 23, 2022 to September 23, 2023.

As previously announced, on August 2, 2023, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Perfect Hexagon Holdings Limited, a British Virgin Islands business company and wholly owned subsidiary of the Company (“Purchaser”), Perfect Acquisitions Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Perfect Hexagon Group Limited, a British Virgin Islands business company (“PHGL”). Upon the closing of the transactions contemplated by the Merger Agreement, (a) the Company will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into PHGL (the “Acquisition Merger”), with PHGL surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Merger” or the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company. The Company will hold a general meeting to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 23, 2023, to hold a meeting of shareholders to obtain the requisite shareholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can consummate the Business Combination before September 23, 2024 (i.e., the Extended Termination Date). Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination a total of twelve (12) times for an additional one (1) month each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. This would result in the Company being able to extend the date for completing its initial business combination up to twelve (12) times on a monthly basis beginning on September 23, 2023.

The purpose of the Charter Amendment and the Trust Amendment is to allow for twelve (12) monthly extensions, each with a required Extension Payment of $0.0333 each month for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20   assuming no redemptions). Our insiders or their affiliates or designees will elect to exercise each extension on a month-to-month and as-needed basis only. Our sponsor and certain of his affiliates have executed a waiver agreement with the Company (the “Waiver Agreement”) pursuant to which they have agreed to waive their rights to 3,084,000 Public Shares owned by them to any and all Extension Payments made into the Trust Account. The effect of the proposed Charter Amendment and the Trust Agreement, when taken together with the Waiver Agreement, will result in no economic change to the existing rights of all other public shareholders (i.e., those shareholders holding non-waiving Public Shares) in and to their pro rata share of the Trust Fund, all of whom will continue to accrue the same $0.0333 per share for each one month extension that they currently have under the current Charter and current Trust Agreement.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in HHG Capital Corporation. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544.

Sincerely,

/s/ Chee Shiong (Keith) Kok
Chee Shiong (Keith) Kok
Chief Executive Officer

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HHG CAPITAL CORPORATION

1 Commonwealth Lane

#03-20, Singapore, 149544

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 21, 2023

To the Shareholders of HHG Capital Corporation:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of HHG Capital Corporation (the “Company” or “we”), a British Virgin Islands company, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR and via video conference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https://loeb.zoom.us/j/92796414067

Conference ID: 927 9641 4067

on September 21, 2023, at 10 a.m. local time, for the following purposes:

1. A proposal to amend (the “Charter Amendment”) the Company’s third amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) each time from September 23, 2023 (the “Current Termination Date”) to September 23, 2024 (the termination date as so extended, the “Extended Termination Date”).

2. A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended, to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 by depositing into the trust account $0.0333 for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) (the “Extension Payment”) for each one-month extension in the event the Company has not consummated a business combination by the Extended Termination Date.

3 A proposal to amend the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Proposal”);

4. A proposal to elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

5. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (“Auditor Ratification”); and

6. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on August 23, 2023 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Chee Shiong (Keith) Kok
Chee Shiong (Keith) Kok
Chief Executive Officer

Singapore

September 5, 2023

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IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2023. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV.

HHG CAPITAL CORPORATION

1 Commonwealth Lane

#03-20, Singapore, 149544

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PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 21, 2023

FIRST MAILED ON OR ABOUT SEPTEMBER 8, 2023

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of HHG Capital Corporation (the “Company”), a British Virgin Islands company, in connection with the Annual Meeting of Shareholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR and via video conference using the following dial-in information:

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

International numbers available: https ://loeb.zoom.us/j/92796414067

Conference ID: 927 9641 4067

on September 21, 2023, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 1 Commonwealth Lane, #03-20, Singapore, 149544, and its telephone number, including area code, is +65 6659 1335.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	A proposal to amend (the “Charter Amendment”) the Company’s third amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) each time from September 23, 2023 (the “Current Termination Date”) to September 23, 2024 (the termination date as so extended, the “Extended Termination Date”), by adopting the Company’s fourth amended and restated memorandum and articles of association.

2.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of September 20, 2021, by and between the Company and American Stock Transfer & Trust Company (the “Trustee”), as amended, to extend the date on which to commence liquidating the trust account (“Trust Account”) established in connection with the Company’s initial public offering (“IPO”) twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 by depositing into the trust account the sum of $0.0333 for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) (the “Extension Payment”), for each one-month extension in the event the Company has not consummated a business combination by the Extended Termination Date.

3.	A proposal to amend the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Proposal”), which shall be reflected in the Company’s proposed fourth amended and restated memorandum and articles of association;

4.	A proposal to elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

5.	A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (“Auditor Ratification”); and

6.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

At the annual meeting of shareholders held on September 19, 2022, the Company’s shareholders approved and adopted a third amended and restated memorandum and articles of association and approved an amendment to the Investment Management Trust Agreement with American Stock Transfer & Trust Company, dated September 2, 2021, giving the Company the right to extend the Combination Period twelve (12) times for a period of twelve (12) months from September 23, 2022 to September 23, 2023.

As previously announced, on August 2, 2023, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Perfect Hexagon Holdings Limited, a British Virgin Islands business company and wholly owned subsidiary of the Company (“Purchaser”), Perfect Acquisitions Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Perfect Hexagon Group Limited, a British Virgin Islands business company (“PHGL”). Upon the closing of the transactions contemplated by the Merger Agreement, (a) the Company will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into PHGL (the “Acquisition Merger”), with PHGL surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Merger” or the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company. The Company will hold an extraordinary general meeting to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 23, 2023, to hold an extraordinary general to obtain the requisite shareholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can consummate the Business Combination before September 23, 2024 (i.e., the Extended Termination Date). Our board of directors has determined that it is in the best interests of our shareholders to extend the Current Termination Date so to allow the Company to extend the time to complete a business combination up to twelve (12) times for an additional one (1) month each time by depositing into the trust account an Extension Payment of $0.0333 for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) for each one-month extension and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”). The initial extension payment must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. Both the Trust Agreement and the Company’s charter will be amended to reflect the foregoing. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

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The Company has reached an agreement (the “Waiver Agreement”) with the Sponsor, who is our largest public shareholder, and with certain other holders of Public Shares (the “Anchor Shareholders”) and who, as of August 31, 2023, together own 3,084,000 Public Shares, which represent 60.67%   of all outstanding Ordinary Shares that are owned by our public shareholders. Pursuant to the Waiver Agreement, the Anchor Shareholders have agreed to waive their pro rata share of all Extension Payments made into the Trust Account after the date hereof. As a result, each monthly Extension Payment (in an aggregate amount of $9,080.20 if there are no redemptions) that is paid into the trust account would be segregated so that only the Company’s public shareholders who have not redeemed their Shares, excluding the Anchor Shareholders, would receive their pro rata share of each such monthly extension payment (in addition to their pro rata share of amounts then in the trust account) upon redemption or upon the liquidation of the Company as provided in our amended charter after giving effect to the Charter Amendment. The Waiver Agreement also provides that the Anchor Shareholders will agree not to sell or otherwise transfer any of their Shares (subject to customary exceptions for transfers to certain family members and other affiliates) other than in connection with a redemption of their Shares or in the event that the Company is forced to dissolve or liquidate. The effect of the proposed Charter Amendment and the Trust Agreement, when taken together with the Waiver Agreement, will result in no economic change to the existing rights of all other public shareholders (i.e., those shareholders holding non-waiving Public Shares) in and to their pro rata share of the Trust Fund, all of whom will continue to accrue the same $0.0333 per share for each one month extension that they currently have under the current Charter and current Trust Agreement.

After consultation with the Sponsor, Company’s management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each monthly extension, contribute $9,080.20 (assuming no redemptions) to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment in the event the balance of the funds in the Company’s operating account, excluding Trust Account minimum requirement, falls below $100,000, upon five (5) days’ advance notice prior to the applicable deadlines. Each extension fee payment will be deposited in the Trust Account within two business days prior to the then existing termination date (or portion thereof), other than the first extension fee payment which will be made one day after the day of the approval of the trust amendment proposal. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment, NTA Requirement Proposal, Auditor Ratification, proposal for the election of directors and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

As of August 31, 2023, there was approximately $35.4 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to September 23, 2024, with a one (1) month extension each time starting on September 23, 2023, the redemption price per share applicable to all shareholders other than the Anchor Shareholders at the meeting for our initial business combination or the Company’s subsequent liquidation will be approximately $10.93 per share (assuming twelve (12) one-month extensions, without taking into account any interest).

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If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by September 23, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on August 23, 2023 (the “Record Date”) and only shareholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s ordinary shares (“Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about September 8, 2023.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 5,083,406. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 2,541,704 shares, or a majority of the number of outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the shareholders at this Annual Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3, 4, 5 or 6 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

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Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Charter Amendment	Majority of the shares present in person or by proxy and entitled to vote	No

Trust Amendment	65% of the shares present in person or by proxy and entitled to vote	No

NTA Requirement Amendment	Majority of the shares present in person or by proxy and entitled to vote	No

Election of Directors	Majority of the shares present in person or by proxy and entitled to vote	No

Auditor Ratification	Majority of the shares present in person or by proxy and entitled to vote	No

Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions will not count as a vote against each of the proposals.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Ordinary Shares that you own.

●	You can vote your Ordinary Shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment, the Trust Amendment Proposal, the NTA Requirement Proposal, each of the nominees named in this Proxy Statement, Auditor Ratification, and the Adjournment Proposal.

●	You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

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Delivery of Proxy Materials to Households

Only one copy of the 2022 Annual Report on Form 10-K and this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2022 Annual Report on Form 10-K and this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future shareholder meetings of the Company, please specify such request in writing and send such written request to HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544; Attention: Chief Executive Officer, or call the Company promptly at +65 6659 1335.

If you share an address with at least one other shareholder and currently receive multiple copies of Annual Report on Form 10-K and Proxy Statement, and you would like to receive a single copy of Annual Report on Form 10-K and Proxy Statement, please specify such request in writing and send such written request to HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544; Attention: Chief Executive Officer.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the trust account of approximately $35.4 million on August 31, 2023, the estimated per share redemption price would have been approximately $10.93.

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on September 19, 2023 (two business days before the Annual Meeting) that we redeem your Public Shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue, Brooklyn, NY 11219

Attn: Felix Orihuela

Senior Vice President SPAC Services Administration

Relationship Management

E-mail: Forihuela@astfinancial.com

And

●	☐	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

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If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by September 23, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company, LLC with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August 31, 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares

Kok Wai Hooy(2)	3,614,500	71.1%
Chee Shiong (Keith) Kok	160,000	3.15%
Shuk Man (Lora) Chan	80,000	1.57%
Kym Hau	5,000	*
Hock Lye Benjamin Ho	0	*
Weiyi Di	5,000	*
Tzu Fei (Philip) Ting	5,000	*
All directors and officers (6 individuals as a group)	255,000	5.02%

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o HHG Capital Corporation, 1 Commonwealth Lane, #03-20 Singapore, 149544.

(2)	Represents shares held by Mr. Kok Wai Hooy, our sponsor, whose address is 1 Commonwealth Lane, #03-20 Singapore, 149544.

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Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an unregistered investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a Business Combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of investing and owning shares in a successor operating business, including the potential appreciation in the value of our shares, warrants and rights following such a transaction, and upon a liquidation of the Company, our warrants and rights would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to convert all of the assets held in the Trust Account into cash prior to September 23, 2023, and hold the funds in the Trust Account in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the conversion of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in treasury fund meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. The fact that the funds in our Trust Account have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their trust account funds solely in cash.

The Company consummated its IPO on September 23, 2021. In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company intends to convert all of the assets held in the Trust Account into cash prior to September 23, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Following such conversion, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to convert the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of investing and owning shares in a successor operating business, including the potential appreciation in the value of our shares, warrants and rights following such a transaction, and, upon a liquidation of the Company, our warrants and rights would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

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PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until September 23, 2023 to complete its initial business combination (the “Current Termination Date”). Pursuant to the terms of the current Charter, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.0333 for each non-waiving Public Share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) into the trust account for each one (1) month extension. The initial extension payment must be made prior to the Current Termination Date, while the second extension payment (and all those that follow) must be deposited into the trust account no fewer than two business days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The full proposed fourth amended and restated memorandum and articles of association is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to allow the Company to extend its life twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024.

At the annual meeting of shareholders held on September 19, 2022, the Company’s shareholders approved and adopted a third amended and restated memorandum and approved articles of association and an amendment to the Investment Management Trust Agreement with American Stock Transfer & Trust Company, dated September 2, 2021, giving the Company the right to extend the Combination Period twelve (12) times for a period of twelve (12) months from September 23, 2022 to September 23, 2023.

As previously announced, on August 2, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Perfect Hexagon Holdings Limited, a British Virgin Islands business company and wholly owned subsidiary of the Company (“Purchaser”), Perfect Acquisitions Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Perfect Hexagon Group Limited, a British Virgin Islands business company (“PHGL”). Upon the closing of the transactions contemplated by the Merger Agreement, (a) the Company will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into PHGL (the “Acquisition Merger”), with PHGL surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Merger” or the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company. The Company will hold a meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 23, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before September 23, 2024 (i.e., the Extended Termination Date). Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination twelve (12) times for an additional one (1) month each time and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to September 23, 2024, the Extended Termination Date.

The Company has reached an agreement (the “Waiver Agreement”) with the Sponsor, who is our largest public shareholder, and with certain other holders of Public Shares (the “Anchor Shareholders”) and who, as of August 31, 2023, together own 3,084,000 Public Shares, which represent 60.67% of all outstanding Ordinary Shares that are owned by our public shareholders. Pursuant to the Waiver Agreement, the Anchor Shareholders have agreed to waive their pro rata share of all Extension Payments made into the Trust Account after the date hereof. As a result, each monthly Extension Payment of $9,080.20 (assuming no redemptions) that is paid into the trust account would be segregated so that only the Company’s public shareholders who have not redeemed their Shares, excluding the Anchor Shareholders, would receive their pro rata share of each such monthly extension payment (in addition to their pro rata share of amounts then in the trust account) upon redemption or upon the liquidation of the Company as provided in our amended charter after giving effect to the Charter Amendment. The Waiver Agreement also provides that the Anchor Shareholders will agree not to sell or otherwise transfer any of their Shares (subject to customary exceptions for transfers to certain family members and other affiliates) other than in connection with a redemption of their Shares or in the event that the Company is forced to dissolve or liquidate. The effect of the proposed Charter Amendment and the Trust Agreement, when taken together with the Waiver Agreement, will result in no economic change to the existing rights of all other public shareholders (i.e., those shareholders holding non-waiving Public Shares) in and to their pro rata share of the Trust Fund, all of whom will continue to accrue the same $0.0333 per share for each one month extension that they currently have under the current Charter and current Trust Agreement.

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After consultation with the Sponsor, Company management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each monthly extension, contribute $9,080.20 (assuming no redemptions) to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment in the event the funds in the Company’s operating account, excluding Trust Account minimum requirement, falls below $100,000, upon five (5) days’ advance notice prior to the applicable deadlines. Each extension fee payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first extension fee payment which will be made one day after the day of the approval of the trust amendment proposal. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment, the NTA Requirement Proposal, the Auditor Ratification proposal, proposal for the election of directors and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

If the Charter Amendment proposal is not approved and we have not consummated an initial business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Charter Amendment is not approved and we do not consummate an initial business combination by September 23, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor is Kok Wai Hooy, a non-U.S. person. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 23, 2023 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.93 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment to the amended and restated memorandum and articles of association requires the affirmative vote of at least 50% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Charter Amendment.

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PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 (the “Trust Amendment”) by depositing into the Trust Account the sum of $0.0333 for each non-waiving public ordinary share that has not been redeemed (or an aggregate of $9,080.20 if there are no redemptions) for each one-month extension and make other conforming amendments. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. The initial extension payment must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

As previously announced, on August 2, 2023, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Perfect Hexagon Holdings Limited, a British Virgin Islands business company and wholly owned subsidiary of the Company (“Purchaser”), Perfect Acquisitions Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Perfect Hexagon Group Limited, a British Virgin Islands business company (“PHGL”). Upon the closing of the transactions contemplated by the Merger Agreement, (a) the Company will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into PHGL (the “Acquisition Merger”), with PHGL surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Merger” or the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of the Company. The Company will hold an extraordinary general meeting to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before September 23, 2023, to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before September 23, 2024 (i.e., the Extended Termination Date).

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024.

The Trust Amendment is essential to allow the Company an option to further extend the time to consummate a business combination. Approval of the Trust Amendment is a condition to the implementation of the extension.

The Company has reached an agreement (the “Waiver Agreement”) with the Sponsor, who is our largest public shareholder, and with certain other holders of Public Shares (the “Anchor Shareholders”) and who, as of August 17, 2023, together own 3,084,000 Public Shares, which represent 60.67% of all outstanding Ordinary Shares that are owned by our public shareholders. Pursuant to the Waiver Agreement, the Anchor Shareholders have agreed to waive their pro rata share of all Extension Payments made into the Trust Account after the date hereof. As a result, each monthly Extension Payment of $9,080.20 (assuming no redemptions) that is paid into the trust account would be segregated so that only the Company’s public shareholders who have not redeemed their Shares, excluding the Anchor Shareholders, would receive their pro rata share of each such monthly extension payment (in addition to their pro rata share of amounts then in the trust account) upon redemption or upon the liquidation of the Company as provided in our amended charter after giving effect to the Charter Amendment. The Waiver Agreement also provides that the Anchor Shareholders will agree not to sell or otherwise transfer any of their Shares (subject to customary exceptions for transfers to certain family members and other affiliates) other than in connection with a redemption of their Shares or in the event that the Company is forced to dissolve or liquidate. The effect of the proposed Charter Amendment and the Trust Agreement, when taken together with the Waiver Agreement, will result in no economic change to the existing rights of all other public shareholders (i.e., those shareholders holding non-waiving Public Shares) in and to their pro rata share of the Trust Fund, all of whom will continue to accrue the same $0.0333 per share for each one month extension that they currently have under the current Charter and current Trust Agreement.

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After consultation with the Sponsor, Company management has reasons to believe that, if the Charter Amendment and Trust Amendment proposals are approved, the Sponsor or its affiliates will, in connection with each monthly extension, contribute $9,080.20 (assuming no redemptions) to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment in the event the balance of the funds in the Company’s operating account, excluding Trust Account minimum requirement, falls below $100,000, upon five (5) days’ advance notice prior to the applicable deadlines. Each extension fee payment will be deposited in the Trust Account within two business days prior to the then existing termination date (or portion thereof), other than the first extension fee payment which will be made one day after the day of the approval of the trust amendment proposal. The contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. Each of the Charter Amendment, Trust Amendment, the NTA Requirement, proposal for the election of directors, and Auditor Ratification and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by September 23, 2023, the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Trust Amendment is not approved and we do not consummate an initial business combination by September 23, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants to purchase Ordinary Shares will expire worthless.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of at least 65% of the outstanding shares present is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment.

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PROPOSAL 3: THE NTA REQUIREMENT AMENDMENT

This is a proposal to amend (the “NTA Requirement Amendment”) the Company’s third amended and restated memorandum and articles of association (the “Charter”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. All shareholders are encouraged to read the proposed NTA Requirement Amendment in its entirety for a more complete description of its terms. The full proposed fourth amended and restated memorandum and articles of association is attached to this proxy statement as Annex A.

The NTA Requirement

Article 23.5(c) of the Charter currently provides the following, “In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or an Amendment Redemption Event under Regulation 23.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 (and after payment of underwriters’ fees and commissions) prior to or upon consummation of a Business Combination” (the “NTA Requirement”). The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). the Company is proposing to amend its Charter to modify the NTA Requirement as follows: to delete Articles 23.5(c) which provides that the Company shall not redeem public shares that would cause its net tangible assets to be less than US$5,000,001 following such redemptions. Such deletion is reflected in the Company’s proposed fourth amended and restated memorandum and articles of association attached as Annex A.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included Article 23.5(c) in its Charter, in order to ensure this through the consummation of its initial business combination. However, the Company could also avoid being considered a penny stock issuer and therefore not a blank check company if it satisfies the requirements of the Exchange Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on the Nasdaq Stock Market and have been so listed since the consummation of the IPO. The Company believes that the Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock.

Reasons for the Proposed NTA Requirement Amendment

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in the current Charter, if the NTA Requirement Amendment proposal is not approved, the existing Article 23.5(c) will be reinstated in the Company’s proposed fourth amended and restated memorandum and articles of association and the Company may not be able to consummate its initial business combination.

Vote Required

The approval of the NTA Requirement Amendment requires the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purpose of establishing a quorum, will not count as votes cast at the general meeting, and other will have no effect on a particular proposal.

The Board recommends a vote “FOR” the NTA Requirement Amendment.

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PROPOSAL 4: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, five directors are up for re-election, with such directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position

Chee Shiong (Keith) Kok	49	Director and Chief Executive Officer

Kym Hau	41	Director

Hock Lye Benjamin Ho	54	Independent Director

Weiyi Di	52	Independent Director

Tzu Fei (Philip) Ting	40	Independent Director

The following is a summary of the biographical information of our director-nominees:

Chee Shiong (Keith) Kok. Mr. Chee Shiong (Keith) Kok has been our director and Chief Executive Officer since June 2021. Mr. Kok has over two decades of experience in finance, mergers & acquisitions, risk management, business strategy integrations, divestitures, and hands-on operational expertise with extensive government and business network, particularly in Asia. Since September 2019, Mr. Kok has been serving as the director and the chief executive officer of EPL Exhibition Sdn. Bhd., an exhibition organizer. From June 2017 to August 2019, Mr. Kok served as the chief finance officer of EN Projects Sdn. Bhd., a company engaged in managing government related aerospace and maritime exhibitions and was recognized as the Best International Exhibition organizer for LIMA since its inception 28 years ago by the then Malaysia Prime Minister in 2019. From January 2013 to March 2017, Mr. Kok served as the head transaction banking corporate banking, and subsequently, the head business banking of Standard Chartered Bank Malaysia. During Mr. Kok’s time with Standard Chartered Bank Malaysia, he led the bank to win the Best Cash Management Deal for Corporate Banking within Standard Chartered Bank worldwide in 2014, Best Liquidity Management Deal in Malaysia in 2015 by Asset Triple A and won best Top SME supporter in Malaysia with CGC (Credit Guarantee Corporation) in 2016. From August 2007 to January 2013, Mr. Kok served as the regional head transaction banking for the Asian & Oceania region (excluding North Asia) of Bank of Tokyo Mitsubishi-UFJ Ltd (Singapore Branch) (“BTMU”). During Mr. Kok’s time with BTMU, he assisted the International Enterprise Singapore, a division of Singapore Government to develop government guarantee scheme (SPRING) to assist the small and medium enterprises during the Global Financial Crisis in 2008. Mr. Kok was also instrumental in developing the Global Transaction Banking Division in BTMU and led BTMU to be the first bank in the world to conclude electronic Letter of Credit (LC) Discounting and the first bank in Singapore to deal with processing electronic LC. From January 2007 to August 2007, Mr. Kok served as the vice president in the trade division of The Hongkong and Shanghai Banking Corporation, a banking corporation. From December 2005 to January 2007, Mr. Kok served as the assistant vice president of Citibank Berhad in Malaysia, a banking corporation. From 2002 to 2005, Mr. Kok was engaged in his own consultancy business and worked in various local Malaysian companies. From 1996 to 2002, Mr. Kok served in various positions in corporate banking division at Standard Chartered Bank Malaysia. Mr. Kok received a bachelor’s of science degree in banking and finance from University of London in 1995. Mr. Kok also obtained ICC Certificate of Achievement Upskill 600 and M5 Rules & Regulations For Financial Advisory Services, in 2007 and 2008, respectively.

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Kym Hau. Ms. Kym Hau has been our director since June 2021. Ms. Hau is currently the sole principal of her own law firm, Kyms Law Office from April 2022. Since 2014, Ms. Hau has been working at Messrs. Wan Yeung Hau & Co., Solicitors, a law firm. Ms. Hau joined Messrs. Wan Yeung Hau & Co., Solicitors in June 2014 where she served as a legal consultant and was then promoted to a partner in June 2015. Ms. Hau opened her own law firm, Kyms Law Office, in March 2022. Since March 2019, Ms. Hau has been a director of Grey Bear Capital Limited, a company engaged in the provision of general consulting services. Since November 2020, Ms. Hau has been a legal consultant of Messrs. Wan Yeung Hau & Co., Solicitors. Ms. Hau received a bachelor’s degree in Laws and a Postgraduate Certificate in Laws from The City University of Hong Kong in 2003 and 2004, respectively.

Hock Lye Benjamin Ho. Mr. Ho has been our independent director since July 2023, who was appointed by the Board to fill the vacancy of a resigned independent director. Mr. Ho started his career as a dealer and floor trader in Philip Commodities in Singapore since 1991. He joined Tke (Simex Local) Pte Ltd. as a floor trader, then promoted to director, managing a group of more than 30 floor traders. He left the company in 2004 and joined the Man Financial’ s Beijing office, as an associate director, promoting futures for trading or hedging commodities such as Chicago Mercantile Exchange’s agriculture, oil metals and the London Metal Exchange’s precious metals. He then worked at Beijing office of UOB Bullion & Futures as an associate director from 2006 to 2008. Mr. Ho became an independent trader, trading in stocks, foreign exchange and futures. From 2008 to 2011, Mr. Ho was the senior vice president of the business development department in Ong First Tradition Pte. Ltd., a Singaporean future brokerage company which focuses on development and execution of sales plans for the company’s retail clients, investment bankers and corporate clients in Asia. He was the vice president of the marketing and sales department of another Singaporean company, CIMB Securities Pte. Ltd. for the period from 2011 to 2012. He then worked as an associate director at the Shanghai office of a Singapore company, Ong Commodities from 2012 to 2013 and became the senior vice president of the Shenzhen office of KGI Futures (Hong Kong) Limited for the period from 2013 to 2014. From 2014 to 2016, Mr. Ho ran the Shenzhen business unit of RJ O’Brien and was acting as the senior vice president. He became director of Founder Futures (Hong Kong) Limited from December 2016 to April 2018. Mr. Ho then worked as senior vice president of commodities development and market development of Hong Kong Exchanges and Clearing Limited from May 2018 till July 2021. He then joined the sales and marketing of market division of the Hong Kong Exchanges and Clearing Limited. He held his position as senior vice president from August 2021 till September 2022. Mr. Ho was the executive director of the global marketing strategy section of Asia Pacific Exchange, Singapore from October 2022 till June 2023. Mr. Ho is now the Chief Strategy Officer and group consultant of Magic Compass Pte limited, a Singaporean investment firm. Mr. Ho has completed his study at Outram Pre-University, Singapore in 1988. He also holds professional qualifications such as Type 2 – dealing in futures recognized by the Hong Kong Securities Futures and Commission and Paper 3 – Regulation of Derivatives, recognized by the Hong Kong Securities and Investment Institute.

Weiyi Di. Mr. Weiyi Di has been our independent director since June 2021. Since June 2019, Mr. Di has been the director and the chief executive officer of Polo Lubricants Company Limited, a company engaged in producing engine oils. Since 2002, Mr. Di has been the chief executive officer of Luroda Lubricants Wuxi Co., Ltd, a company engaged in the research and development, manufacturing, and distribution of lubricants. From 1994 to 2004, Mr. Di served as the sales manager and was subsequently promoted as the managing director of Wuxi Jiangnan Refinery Co., Ltd, a company engaged in oil refinery. Mr. Di obtained his master’s degree in executive master of business administration from Tsinghua University in 2010.

Tzu Fei (Philip) Ting. Mr. Tzu Fei (Philip) Ting has been our independent director since June 2021. Since September 2010, he has been the founding partner of Philip Ting & Kwan law firm with specific focus on fund advisory, property, commodity trading, startups & technology and renewable energy sectors. Since November 2020, Mr. Ting has been a director of Tableapp Sdn. Bhd., a company engaged in the online reservation of high-end restaurants in Malaysia. Mr. Ting is also a founding partner of FunNow Sdn. Bhd., an application software products company, which was founded in Malaysia in July 2018. Since May 2009, Mr. Ting has been a director of Solarcorp Sdn. Bhd., a company engaged in the generation and sale of solar energy in Malaysia. From October 2006 to August 2007, Mr. Ting completed his pupillage at Skrine, a law firm. From November 2007 to September 2008, Mr. Ting served as a paralegal at Allen & Overy (Hong Kong), a law firm. From October 2008 to January 2009, Mr. Ting served as a registered foreign lawyer at Richards Butler in association with Reed Smith (Hong Kong). Mr. Ting completed his LLB (Hons.) from The University of Nottingham, United Kingdom in 2003, Bar Vocational Course from BPP Law School in 2004 and MSc in law and accounting from The London School of Economics, United Kingdom in 2005. Mr. Ting was called to the Bar at Lincoln’s Inn, London, United Kingdom, Malaysia and United States (New York) in 2004, 2007 and 2008, respectively. Mr. Ting also passed the Chartered Financial Analyst (CFA, Level 1) in 2006.

We believe with their vast experience and complementary skill sets, our officers and directors are well qualified to serve as members of our board.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Shareholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a majority of the shares present in person or by proxy will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

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The Board recommends a vote FOR the election of all of the above director nominees.

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board of Directors appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2023. A representative of Marcum LLP will not be present at the Annual Meeting.

In the event the shareholders fail to ratify the selection of Marcum LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Vote Required and Board of Directors’ Recommendation

Approval of the Auditor Ratification Proposal requires the affirmative vote of at least 50% of the outstanding shares present. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Auditor Ratification Proposal will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Auditor Ratification.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL

PERSONS

In July 2020, 10,000 insider shares were issued to our initial subscriber of the Company. In November 2020, the initial subscriber transferred the insider shares that it holds to HHG Investment Fund SPC – HHG Capital Fund SP (“HHG Fund”), and the Company further issued 1,240,000 insider shares to HHG Fund and Forever Happiness Limited (“FHL”). In February 2021, the Company further allotted 187,500 insider shares to HHG Fund, resulting in an aggregate of 1,437,500 ordinary shares outstanding, for an aggregate purchase price of $25,000, or approximately $0.017 per share. In May 2021, HHG, FHL and all other shareholders transferred an aggregate of 1,437,500 insider shares to Expert Capital Investments Limited, who in turn transferred all 1,437,500 insider shares to our sponsor in June 2021. At the end of June 2021, our sponsor transferred an aggregate of 255,000 ordinary shares to the directors.

Simultaneously with the consummation of the IPO, our Sponsor purchased from us an aggregate of 255,000 private units at $10.00 per private unit (for a total purchase price of $2,550,000), on a private placement basis. All of the proceeds we receive from these purchases were placed in the trust account.

In order to meet our working capital needs until completion of an initial business combination, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 50,000 ordinary shares, warrants to purchase 37,500 ordinary shares and rights to receive 5,000 ordinary shares if $500,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available.

The holders of our insider shares issued and outstanding on the date of this proxy, as well as the holders of the private units (and all underlying securities), are entitled to registration rights pursuant to an agreement to be signed at the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. The holders of a majority of the private units or securities issued in payment of working capital loans can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Ms. Yeung Po Yi, has agreed that, commencing on September 20, 2021 through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay $10,000 per month for these services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. Ms. Yeung Po Yi is a staff member of the sponsor. We believe that the fee charged by Ms. Yeung Po Yi is at least as favorable as we could have obtained from an unaffiliated person.

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Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial shareholders, officers or directors who owned our ordinary shares prior to this offering, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements and payments made to any initial shareholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee will be reviewed and approved by our board of directors, with any interested director abstaining from such review and approval.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our Ordinary Shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2022, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Hock Lye Benjamin Ho, Weiyi Di and Tzu Fei (Philip) Ting. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor. The Audit Committee reports its risk assessment function to the Board. The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

The Board of Directors held twelve (12) meetings during the year ended December 31, 2022, and also conducted business by written consent. The Audit Committee held five (5) meetings during the year ended December 31, 2022, and the Compensation Committee and Nominating Committee each held one (1) meeting during the year ended December 31, 2022. During fiscal year ended December 31, 2022, no director attended fewer than 75% of any meetings of the Board committees of which the director was a member.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our IPO, which currently consists of Hock Lye Benjamin Ho, Weiyi Di and Tzu Fei (Philip) Ting, each of whom is an independent director. Fei (Philip) Ting serves as chairman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

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●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Eric Lam qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our IPO, which currently consists of Hock Lye Benjamin Ho, Weiyi Di and Tzu Fei (Philip) Ting, each of whom is an independent director. Weiyi Di serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

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●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating Committee

We established a Nominating Committee of the board of directors at the closing of our initial public offering, which currently consists of Hock Lye Benjamin Ho, Weiyi Di and Tzu Fei (Philip) Ting, each of whom is an independent director. Hock Lye Benjamin Ho serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Shareholders may do so by submitting a written recommendation to the Nominating Committee, HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Shareholder Proposals.” For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

●	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

●	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

●	As to the shareholder proposing such nominee, that shareholder’s name and address, the class and number of shares of our capital stock the shareholder beneficially owns, a description of all arrangements or understandings between the shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the shareholder has recommended the candidate for election as a director in that fiscal year, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

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SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544; Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our administration office will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the administrative office has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

●	we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

●	we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

●	we have not granted any equity-based awards.

Other than the monthly administration fee payable to Ms. Yeung Po Yi , no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of a business combination. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate a business combination.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before June 30, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than June 30, 2024. If a shareholder who wishes to present a proposal fails to notify us by June 30, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3, 4 and 5, in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544, we will provide without charge to each person requesting a copy of our 2022 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish the requesting shareholder with any exhibit not contained therein upon specific request.

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PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting has the power to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the shares represented by virtual attendance or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

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By Order of the Board of Directors.

/s/ Chee Shiong (Keith) Kok
Chee Shiong (Keith) Kok
Chief Executive Officer

Singapore
September 21, 2023

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Annex A

Territory of the British Virgin Islands The BVI Business Companies Act, 2004

FOURTH AMENDED AND RESTATED

memorandum and articles of association
OF
HHG Capital Corporation

Incorporated as a BVI Business Company on 15 July 2020

(adopted by Shareholders’ Meeting held on [●] September 2023 and filed on [●] September 2023)

HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

HHG capital Corporation

A COMPANY LIMITED BY SHARES

(adopted by Shareholders’ Meeting held on [●] September 2023 and filed on [●] September 2023)

1	NAME

The name of the Company is HHG Capital Corporation.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT

3.1	The first registered office of the Company is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110 British Virgin Islands.

3.2	The first registered agent of the Company is Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands.

3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4	CAPACITY AND POWER

4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

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4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

5	NUMBER AND CLASSES OF SHARES

5.1	The Company is authorised to issue 500,000,000 Shares of a single class each with a par value of US$0.0001.

5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6	DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1	Each Share in the Company confers upon the Member (unless waived by such Member):

(a)	subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;

(c)	the right to an equal share with each other Share in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 23, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

6.2	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.

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6.3	The Directors have the authority and the power by Resolution of Directors:

(a)	to authorise and create additional classes of shares; and

(b)	to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7	VARIATION OF RIGHTS

7.1	The rights attached to the Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied with the consent in writing of more than fifty percent (50%) of the issued Shares of that class, or by a resolution passed at a meeting by, the holders of more than fifty percent (50%) of the Shares present at a duly convened and constituted meeting of the Members of the Company holding Shares which were present at the meeting and voted, or unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES

9.1	The Company shall issue registered shares only.

9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).

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11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)	Regulation 23 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	this Clause 11.2 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)	Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)	AGM means an annual general meeting of the Members;

(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;

(e)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;

(f)	Articles means the attached Articles of Association of the Company;

(g)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;

(h)	Board of Directors means the board of directors of the Company;

(i)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(j)	Business Combination Articles means Regulation 23 relating to the Company’s obligations regarding the consummation of a Business Combination;

(k)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

5	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

(l)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(m)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(n)	Director means any director of the Company, from time to time;

(o)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(p)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(q)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(r)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(s)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

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(t)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(u)	FINRA means the Financial Industry Regulatory Authority of the United States;

(v)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(w)	Initial Shareholders means the Sponsor and any Members who hold Shares prior to the IPO;

(x)	IPO means the initial public offering of units, consisting of shares and warrants of the Company and rights to receive shares of the Company;

(y)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(z)	Memorandum means this Memorandum of Association of the Company;

(aa)	Officer means any officer of the Company, from time to time;

(bb)	Per-Share Redemption Price means, unless otherwise agreed or waived by any holder of Public Shares:

(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable divided by the number of then outstanding Public Shares;

(ii)	with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

7	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

(cc)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(dd)	Public Shares means the Shares included in the units issued in the IPO;

(ee)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);

(ff)	Registration Statement has the meaning ascribed to it in Regulation 23.10;

(gg)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(hh)	Resolution of Directors means either:

(i)	a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(ii)	Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(jj)	Seal means any seal which has been duly adopted as the common seal of the Company;

8	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

(kk)	SEC means the United States Securities and Exchange Commission;

(ll)	Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(mm)	Securities Act means the United States Securities Act of 1933, as amended;

(nn)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(oo)	Sponsor means Mr. Hooy Kok Wai;

(pp)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(qq)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(rr)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);

(ss)	Termination Date has the meaning given to it in Regulation 23.2;

(tt)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(uu)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations; and

(vv)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a Regulation is a reference to a regulation of the Articles;

(b)	a Clause is a reference to a clause of the Memorandum;

(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)	the singular includes the plural and vice versa.

12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

9	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 15th day of July 2020.

Incorporator

[Rexella D. Hodge]

(Sd.) Rexella D. Hodge
Authorised Signatory
Vistra (BVI) Limited

10	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

FOURTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

HHG capital Corporation

A COMPANY LIMITED BY SHARES

(adopted by Shareholders’ Meeting held on [●] September 2023 and filed on [●] September 2023)

1	REGISTERED SHARES

1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

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1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2	SHARES

2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2	Without prejudice to any special rights previously conferred on the holders of any existing Shares, the Directors may be issued Shares with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 23.7.

2.3	Section 46 of the Act does not apply to the Company.

2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares; and

(b)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6	The Company shall keep a register (the share register) containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the share register; and

(d)	the date on which any Eligible Person ceased to be a Member.

2.7	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

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2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company’s IPO.

3	FORFEITURE

3.1	Shares that are not fully paid on issue, or are issued with the terms that they are subject to forfeiture as the Directors determine upon allotment, are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4	TRANSFER OF SHARES

4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

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4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5	DISTRIBUTIONS

5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2	Dividends may be paid in money, shares, or other property.

5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5	No dividend shall bear interest as against the Company.

6	REDEMPTION OF SHARES AND TREASURY SHARES

6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

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6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

6.8	The Company shall be entitled to sell (at a price which the Company shall use its reasonable endeavours to ensure is the best obtainable) the Shares of a Member or the Shares to which a person is entitled by virtue of transmission on death or insolvency or otherwise by operation of law if and provided that:

(a)	all checks, not being less than three (3) in total number, for any sums payable in cash to the holder of such shares have remained uncashed for a period of twelve (12) years;

(b)	the Company shall following the expiry of such period of twelve (12) years have inserted advertisements in a national newspaper and in a newspaper circulating in the area in which the last known address of the Member or the address at which service of notices may be effected under these Articles is located giving notice of its intention to sell the said shares; and

(c)	during the period of three (3) months following the publication of such advertisements (or, if published on different dates, the last thereof) the Company shall have received indication neither of the whereabouts nor of the existence of such Member or person.

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The net proceeds of any such sale shall belong to the Company and when the Company receive these net proceeds, the Company shall become indebted to the former shareholder for an amount equal to such net proceeds. For the avoidance of doubt, the foregoing provisions of this Article are subject to any restrictions applicable under any regulations relating to the holding and/or transferring of securities in any paperless system as may be introduced from time to time in respect of the shares of the Company or any class thereof.

7	MORTGAGES AND CHARGES OF SHARES

7.1	Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2	There shall be entered in the share register at the written request of the Member:

(a)	a statement that the Shares held by him are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS

8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

16	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

8.2	Upon the written request of the Members entitled to exercise 10 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3	The Director convening a meeting of Members shall give not less than 10 days’ written notice of such meeting to:

(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)	the other Directors.

8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting. The notice of meeting shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting.

8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

HHG Capital Corporation

I/We being a Member of the above Company HEREBY APPOINT
______________________________________________________________________________________of
_______________________________________________________________________________or failing him
______________________________________________________________________________________of
_____________________________________________________________to be my/our proxy to vote for me/us at the meeting of Members to be held on the_____ day of _____________________, 20 _____ and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this __________ day of _____________________, 20 _______

_________________________________
Member

17	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

8.10	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

18	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16	Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

19	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

8.21	Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

9	DIRECTORS

9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, subject to Regulation 9.7, the Directors shall be elected by Resolution of Members for such term as the Members determine.

9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3	The minimum number of Directors shall be two and there shall be no maximum number of Directors.

9.4	Each Director holds office for the term, if any, fixed by the Resolution of Members appointing him pursuant to Regulation 9.1, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5	A Director may be removed from office with or without cause by:

(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)	a Resolution of Directors passed at a meeting of Directors.

9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.7	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

20	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9	The Company shall keep a register of Directors containing:

(a)	the names and addresses of the persons who are Directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.

9.13	Prior to the consummation of any transaction with:

(a)	any affiliate of the Company;

(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and
(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

21	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

10	POWERS OF DIRECTORS

10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5	The continuing Directors may act notwithstanding any vacancy in their body.

10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8	Section 175 of the Act shall not apply to the Company.

11	PROCEEDINGS OF DIRECTORS

11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

22	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5	A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.

11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

23	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

12	COMMITTEES

12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)	to amend the Memorandum or the Articles;

(b)	to designate committees of Directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13	OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

24	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

13.3	The emoluments of all officers shall be fixed by Resolution of Directors.

13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.2. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14	CONFLICT OF INTERESTS

14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

25	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16	RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

(b)	the share register, or a copy of the share register;

26	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17	REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

27	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20	ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4	If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.5	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

28	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

20.6	If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)	at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21	NOTICES

21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

29	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.11 shall terminate upon consummation of any Business Combination.

23.2	The Company shall consummate a Business Combination by 23 September 2023, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 23 September 2023, the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional one (1) month (for a total of up to 12 months until 23 September 2024) to complete a Business Combination, subject to the Initial Shareholders depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. In the event that the Company does not consummate a Business Combination by 23 September 2023 or (in the case of twelve (12) valid extensions of an additional one (1) month each) 23 September 2024 (such date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account (including interests but net of taxes payable) with respect to their Public Shares.

23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

30	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

23.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 23.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

31	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

23.7	Following the IPO, the Company will not issue any Securities (other than Public Shares) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

23.8	In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Company from a financial point of view.

23.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

23.10	Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 23. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 23, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

23.11	In the event the Directors of the Company propose any amendment to Regulation 23 or to any of the other rights of the Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

32	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

We, Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign these Articles of Association the 15th day of July 2020.

Incorporator

[Rexella D. Hodge]

(Sd.) Rexella D. Hodge

Authorised Signatory

Vistra (BVI) Limited

33	HHG Capital Corporation - Fourth Amended and Restated Memorandum and Article

Annex B

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [•], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between HHG Capital Corporation (the “Company”) and American Stock Transfer & Trust Company, LLC, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of September 20, 2021;

WHEREAS, the Company and the Trustee entered into an Amendment to the Investment Management Trust Agreement on September 20, 2023 (as amended, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Annual Meeting of shareholders of the Company held on September [*], 2023, the Company shareholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s third amended and restated memorandum and articles of association to provide that the date by which the Company shall be required to effect a Business Combination to be extended for twelve (12) times for an additional one (1) month each time from September 23, 2023 to September 23, 2024 and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Registrar of Corporate Affairs in the British Virgin Islands (“BVI”).

NOW THEREFORE, IT IS AGREED:

The Trust Agreement is hereby amended as follows:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 12 month period following the closing of the IPO, the Company’s insiders may extend such period by twenty-four one-month periods, up to a maximum of 24 months in the aggregate, by depositing the sum of $0.0333 per non-waiving public share (or an aggregate of $9,080.22 if there are no redemptions) into the Trust Account (as defined below) no later than the 12 month anniversary of the IPO, and each succeeding one month anniversary through and up to August 20, 2024 (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in exchange for which they will receive promissory notes; and

2. Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by EF Hutton, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO or, in the event that the Company extended the time to complete the Business Combination for up to 36-months from the closing of the IPO but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

1

3. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Insert date]

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Relationship Management

Re:	Trust Account — Extension Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between HHG Capital Corporation (“Company”) and American Stock Transfer & Trust Company, LLC (“Trustee”), dated as of September 20, 2021, as amended, (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from ______________ to ______________ (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $_______ (assuming no redemptions), which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to twenty-four Extension Letters.

Very truly yours,
HHG Capital Corporation

By:
[●],

cc:	EF Hutton, division of Benchmark Investments, LLC

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS TRUSTEE

By:
Name:
Title:	Vice President

HHG CAPITAL CORPORATION

By:
Name:
Title:	Chief Executive Officer

2

PROXY CARD

HHG CAPITAL CORPORATION

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 21, 2023: The Proxy Statement and Annual Report on Form 10-K are available on September 8, 2023.

The undersigned hereby appoints Shuk Man (Lora) Chan with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of HHG Capital Corporation, to be held on September 21, 2023 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR and virtually by visiting https://loeb.zoom.us/j/92796414067, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated September 5, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TWELVE (12) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM SEPTEMBER 23, 2023 TO SEPTEMBER 23, 2024.

For ☐	Against ☐	Abstain ☐

2.	TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF SEPTEMBER 20, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND AMERICAN STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD TWELVE (12) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM SEPTEMBER 23, 2023 TO SEPTEMBER 23, 2024 (THE “TRUST AMENDMENT”) BY DEPOSITING INTO THE TRUST ACCOUNT $9,080.22 FOR EACH ONE-MONTH EXTENSION.

For ☐	Against ☐	Abstain ☐

3.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXPAND THE METHODS THAT THE COMPANY MAY EMPLOY TO NOT BECOME SUBJECT TO THE “PENNY STOCK” RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

For ☐	Against ☐	Abstain ☐

4.	THE ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Chee Shiong (Keith) Kok

Kym Hau

Hock Lye Benjamin Ho

Weiyi Di

Tzu Fei (Philip) Tung

5	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023.

For ☐	Against ☐	Abstain ☐

6.	ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1, 2, 3, 4 AND 5.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes

No Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.